Exhibit 99.1

Planet 13 Announces Q2 2024 Financial Results

●	Q2 2024 Revenue of $31.1 million

●	Q2 2024 Net loss of $8.1 million

●	Q2 2024 Adjusted EBITDA of $3.2 million

All figures are reported in United States dollars ($) unless otherwise indicated

Las Vegas, Nevada – August 8, 2024 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated multi-state cannabis company, today announced its financial results for the three-month period ended June 30, 2024. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“Q2 was an exciting period for Planet 13, marked by strong financial performance and execution of our growth initiatives. We closed the transformational acquisition in Florida and opened our completely unique DAZED! consumption lounge. In addition to consolidating results in Florida, we generated strong sequential organic revenue growth, better margins, and increased cash flow across our operations,” said Larry Scheffler, co-CEO of Planet 13.

“As we look to the latter half of 2024, we're poised for continued strength as we execute our exciting multi-year growth plan. We're making significant progress on expanding our cultivation and retail network in Florida to continue the trend of sequential growth in that state. Beyond Florida, we are pushing the envelope in innovation as an entertainment and lifestyle-focused cannabis brand. Our SuperStore, Dazed! lounge and lifestyle brand are key to building a deeper connection with Planet 13 fans, and we anticipate even greater engagement and growth in the future,” said Bob Groesbeck, co-CEO of Planet 13.

Financial Highlights – Q2 – 2024

Operating Results

All comparisons below are to the quarter ended June 30, 2023, unless otherwise noted

●

Revenue was $31.1 million as compared to $25.8 million, an increase of 20.3%. The increase in sales was driven by a month and a half of revenue from Florida as well as strong sales at the Planet 13 SuperStore and Illinois neighborhood store.

●

Gross profit was $15.8 million or 50.9% as compared to $11.9 million or 46.0%. The improvement in gross margin was driven by a lower cost of cultivation through full utilization of cultivation facilities and better yields, along with a higher portion of sales from owned brands.

●	Total expenses were $19.4 million as compared to $15.4 million, an increase of 26.0%. Absolute expenses grew with the consolidation of Florida.

●	Net loss of $8.1 million as compared to a net loss of $4.6 million.

●	Adjusted EBITDA of $3.2 million as compared to Adjusted EBITDA of $2.8 million. Adjusted EBITDA was higher due to better gross margin performance, strong cost control and increased operating leverage.

Balance Sheet

All comparisons below are to December 31, 2023, unless otherwise noted

●	Cash of $26.7 million as compared to $11.8 million
●	Total assets of $242.4 million as compared to $151.7 million
●	Total liabilities of $84.4 million as compared to $44.1 million

Q2 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13’s Management’s Discussion and Analysis of the Financial Condition and Results of Operations for the Three Months Ended June 30, 2024 (the “MD&A”).

●	On April 30, 2024, Planet 13 announced the launch of new Medizin Branded Topicals powered by Planet 13.
●	On May 6, 2024, Planet 13 announced the closing of the sale of Planet 13 Florida Inc. which held its Medical Marijuana Treatment Center license in Florida.
●	On May 10, 2024, Planet 13 announced the closing of the purchase of VidaCann LLC, a Medical Marijuana Treatment Center in Florida, increasing our portfolio by 26 medical retail stores, 1 cultivation facility, and 1 production facility.
●	On June 11, 2024, Planet 13 announced the results of its Annual General Meeting of Stockholders.
●	On June 12, 2024, Planet 13 announced the appointment of David Loop to its Board of Directors.
●	On June 18, 2024, Planet 13 announced the launch of Planet 13 Fight Club.
●	On July 24, 2024, Planet 13 announced the launch of its new lifestyles brand, Planet 13 Lifestyles.

Results of Operations (Summary)

The following tables set forth consolidated statements of financial information for the six-month periods ending June 30, 2024, and June 30, 2023.

Financial Highlights

Results of Operations

(Figures in millions	For the Three Months Ended
and % change based	June 30,	June 30,
on these figures)	2024	2023	change

Total Revenue	$31.1	$25.8	20.3%
Gross Profit	$15.8	$11.9	33.3%
Gross Profit %	50.9%	46.0%	10.7%
Operating Expenses	$17.2	$12.8	34.5%
Operating Expenses %	55.4%	49.5%	11.8%
Net Loss Before Provision for Income Taxes	$(4.0)	$(1.8)	129.4%
Net Loss	$(8.1)	$(4.6)	74.9%
Adjusted EBITDA	$3.2	$2.8	16.0%
Adjusted EBITDA Margin %	10.3%	10.7%

The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, is available on the SEC’s website at www.sec.gov or at https://planet13.com/investors/. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR+ at https://www.sedarplus.ca/ and on its website at https://planet13.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on August 8, 2024 at 6:00 p.m. ET to discuss its second quarter financial results and provide investors with key business highlights, strategy, and outlook. The call will be chaired by Robert Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: August 8, 2024 | Time: 6:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0016. Access Code 707676

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331

(Available for 2 weeks)

Reference Number: 50504

Listen to webcast: https://www.webcaster4.com/Webcast/Page/2477/50504

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended
and % change based	June 30,	June 30,
on these figures)	2024	2023	change

Net Income (Loss)	$(8.1)	$(4.6)	74.9%
Add impact of:
Interest income, net	$(0.1)	$(0.0)	159.9%
Provision for income taxes	$4.1	$2.9	41.5%
Depreciation and amortization	$2.1	$2.0	8.0%
Depreciation included in cost of goods sold	$1.1	$1.0	10.5%
EBITDA	$(0.9)	$1.2	-173.9%
Share-based compensation and related premiums	$0.0	$0.6	-95.8%
Impairment losses	$2.4	$-	0.0%
Loss on Sale of Florida License	$0.8	$-	0.0%
Professional fees expensed related to M&A activities	$0.2	$1.0	-77.2%
Expenses related to El Capitan Matter	$0.7	$-	0.0%
Adjusted EBITDA	$3.2	$2.8	16.0%

For more information on Planet 13, visit the investor website (https://planet13.com/investors/).

About Planet 13

Planet 13 (https://planet13.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in California, Nevada, Illinois, and Florida following the acquisition of VidaCann and its 26 Florida dispensaries. Home to the nation's largest dispensary, located just off The Strip in Las Vegas, Planet 13 continues to expand its footprint with the recent debut of its first consumption lounge in Las Vegas, DAZED!, and the opening of its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 holds a medical marijuana treatment center license in Florida allowing for state-wide expansion throughout the Sunshine State. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such as “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to our strategic goals or future performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others: final regulatory and other approvals or consents needed to operate our business; fluctuations in general macroeconomic conditions; inflationary pressures; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission at www.sec.gov and on the Company’s issuer profile on SEDAR+ at www.sedarplus.ca and in the Company’s periodic reports subsequently filed with the U.S. Securities and Exchange Commission and on SEDAR+. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Balance Sheets (Unaudited, In United States Dollars)

	June 30,	December 31,
	2024	2023
ASSETS
Current Assets:
Cash	$26,669,774	$11,831,008
Restricted Cash	2,050,584	5,450,584
Accounts Receivable	1,077,045	1,195,927
Inventory	20,799,887	15,760,648
Assets held for sale	-	9,000,000
Prepaid Expenses and Other Current Assets	4,072,604	4,072,820
Total Current Assets	54,669,894	47,310,987

Plant, Property and Equipment	74,491,364	67,551,697
Intangible Assets	23,503,797	15,253,797
Goodwill	46,682,755	-
Right of Use Assets - Operating	41,348,972	20,054,369
Long-term Deposits and Other Assets	989,376	869,853
Deferred Tax Asset	747,619	706,038

TOTAL ASSETS	$242,433,777	$151,746,741

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Current:
Accounts Payable	$2,441,225	$2,850,922
Accrued Expenses	8,910,590	6,097,641
Income Taxes Payable	11,372,454	4,782,538
Notes Payable - Current Portion	10,331,632	884,000
Operating Lease Liabilities	1,690,579	674,594
Total Current Liabilities	34,746,480	15,289,695

Long-Term Liabilities:
Operating Lease Liabilities	45,908,396	25,271,706
Other Long-term Liabilities	33,000	33,000
Deferred Tax Liability	3,685,698	3,511,559
Total Liabilities	84,373,574	44,105,960

SHAREHOLDERS' EQUITY
Common Stock, no par value, 1,500,000,000 shares authorized, 325,163,800 issued and outstanding at June 30, 2024 and 223,317,270 at December 31, 2023	-	-
Preferred Stock, no par value, 50,000,000 shares authorized, 0 issued and outstanding at June 30, 2024 and 0 at December 31, 2023	-	-
Additional Paid-In Capital	380,317,680	315,951,343
Deficit	(222,257,477)	(208,310,562)
Total Shareholders' Equity	158,060,203	107,640,781

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$242,433,777	$151,746,741

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited, In United States Dollars)

	Three Months Ended
	June 30,	June 30,
	2024	2023

Revenues, net of discounts	$31,088,254	$25,832,711
Cost of Goods Sold	(15,251,527)	(13,950,477)
Gross Profit	15,836,727	11,882,234

Expenses:
General and Administrative	12,277,708	11,271,370
Sales and Marketing	1,517,640	1,332,498
Lease Expense	1,045,611	794,389
Impairment Loss	2,393,087	-
Depreciation	2,145,048	1,986,578
Total Expenses	19,379,094	15,384,835

Loss From Operations	(3,542,367)	(3,502,601)

Other Income (Expense):
Interest income, net	84,580	32,544
Foreign exchange gain (loss)	(6,945)	4,229
Change in fair value of warrant liability	-	-
Provision for misappropriated funds	-	-
Other income (expense), net	(557,479)	1,712,598
Total Other Income (Loss)	(479,844)	1,749,371

Loss Before Provision for Income Taxes	(4,022,211)	(1,753,230)

Provision For Income Taxes
Current Tax Expense	(3,898,486)	(2,904,644)
Deferred Tax Recovery	(152,449)	41,787
	(4,050,935)	(2,862,857)

Net Loss and Comprehensive Loss	$(8,073,146)	$(4,616,087)

Loss per Share
Basic and diluted loss per share	$(0.03)	$(0.02)

Weighted Average Number of Shares of Common Stock
Basic and diluted	289,175,997	221,791,320

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Cash Flows (Unaudited, In United States Dollars)

	Six Months Ended
	June 30,	June 30,
	2024	2023
CASH USED IN OPERATING ACTIVITIES
Net loss	$(13,946,915)	$(13,096,237)
Adjustments for items not involving cash:
Shared based compensation	129,477	1,323,618
Non-cash lease expense	747,863	2,559,990
Depreciation	6,249,458	6,230,026
Change in fair value of warrant liability	-	(18,127)
Deferred Tax Recovery	-	(4,340)
Lease incentive amortization	54,554	(52,231)
Loss on impairment of fixed assets	2,393,489	-
Loss on disposal of Intangible assets	762,091	-
Loss (gain) on disposal of fixed assets	86,140	(14,749)
	(3,523,843)	(3,072,050)

Net Changes in Non-cash Working Capital Items	7,731,109	(4,079,677)
Repayment of lease liabilities	(444,345)	(2,016,581)
Total Operating	3,762,921	(9,168,308)

FINANCING ACTIVITIES
RSU withholding taxes paid in lieu of share issuance	-	(267,526)
Proceeds from public share issuance	9,862,208	-
Net Cash From VidaCann Acquisition	589,666	-
VidaCann Acquisition-Cash Component	(4,000,000)	-
Total Financing	6,451,874	(267,526)

INVESTING ACTIVITIES
Purchase of property and equipment	(7,018,532)	(4,070,701)
Proceeds from sales of fixed assets	4,594	40,727
Purchase of 51% interest in Planet 13 Illinois	-	(866,250)
Proceeds from sale of Florida License, net of transaction costs	8,237,909	-
Total Investing	1,223,971	(4,896,224)

NET CHANGE IN CASH DURING THE PERIOD	11,438,766	(14,332,058)

CASH
Beginning of Period	17,281,592	38,789,604

End of Period	$28,720,358	$24,457,546